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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

Board of Directors of Acclaim Entertainment, Inc.:

We consent to the use in this registration statement on Form S-3 of Acclaim Entertainment, Inc. of our report dated October 22, 1998, which report is included in Acclaim's Annual Report on Form 10-K for August 31, 1998, and is incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.

                                                     KPMG LLP


New York, New York
March 18, 1999